SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ______)

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☒	Preliminary proxy statement.

☐	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-b(e)(2))

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett U.S. Government & Government Sponsored

Enterprises Money Market Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than the Registrant)

Payment of filing fee (check the appropriate box):

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The Lord Abbett Family of Funds

90 Hudson Street

Jersey City, New Jersey 07302-3973
[Toll-Free Number]

Dear Fellow Shareholder,

You are cordially invited to participate in a joint special meeting of shareholders of many of the Lord Abbett Family of Funds. The meeting will take place on [Shareholder Meeting Date] at [9:00 a.m.] at the offices of Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302-3973. The main purpose of the meeting is to consider proposals to enable the Lord Abbett Funds’ participation in an interfund lending program, which Lord Abbett and the Board of Directors/Trustees of each Fund believe will be an important liquidity management tool benefitting Fund shareholders. Specifically, you are being asked to vote on proposals: (1) to amend the Funds’ fundamental investment restrictions related to borrowing and lending so that the Funds may participate in an interfund lending program, and (2) to ratify the selection of Deloitte & Touche LLP as each Fund’s independent registered public accounting firm for its current fiscal year.

The attached materials provide more information about the proposals. The Board of Directors/Trustees of each Fund recommends that you vote “FOR” each of the proposals. We urge you to read the full text of the attached joint proxy statement before voting.

The proxy materials are being provided beginning on or about [Mailing Date] to shareholders who owned Fund shares as of [Record Date].

Your vote is important. Even if you plan to attend the meeting, please vote promptly via the Internet, by telephone, or by mail. Your prompt vote will help save the Funds the costs of further proxy solicitation. If you have any questions or need assistance voting, please contact your financial intermediary or call the Funds at [Toll-Free Number].

Thank you for investing in the Lord Abbett Family of Funds. It is a privilege to manage your investment.

Sincerely,

Daria L. Foster
President, Chief Executive Officer, and Director/Trustee

The Lord Abbett Family of Funds

90 Hudson Street

Jersey City, New Jersey 07302-3973
[Toll-Free Number]

QUESTIONS AND ANSWERS

Your vote is important.

We urge you to read the full text of the attached joint proxy statement; however, for your convenience we have provided a brief overview of the proposals on which you are being asked to vote.

Why am I receiving the joint proxy statement?

Many of the funds in the Lord Abbett Family of Funds are holding a joint special meeting of shareholders (these funds are referred to as the “Funds,” while all funds in the Lord Abbett Family of Funds are referred to as the “Lord Abbett Funds”) on [Shareholder Meeting Date] to vote on proposals: (1) to approve certain amendments to the Funds’ investment restrictions that would permit the Funds to participate in a proposed interfund lending program (the “Interfund Lending Program”) and (2) to ratify the selection of the independent registered public accountant for each Fund by the Funds’ Boards of Directors/Trustees (collectively the “Board”). This joint proxy statement describes the proposals and provides you with other information relating to the meeting. You are eligible to vote on the proposals (or to provide voting instructions to a financial intermediary holding Fund shares in its name for your benefit) if you owned shares of one or more of the Funds as of [Record Date]. Your proxy card indicates the Fund(s) in which you own shares.

What is Proposal 1?

You are being asked to approve changes to your Fund’s investment policies regarding borrowing and lending that would enable your Fund to participate in the Interfund Lending Program. The changes, if approved by your Fund’s shareholders, would permit your Fund temporarily to borrow money from, or loan money to, another Lord Abbett Fund through the Interfund Lending Program. The proposed amendments also would modernize the Funds’ borrowing and lending policies and make such policies more uniform across the Lord Abbett Funds. Proposal 1 consists of two parts: Proposal 1a, which would change your Fund’s investment policy regarding borrowing, and Proposal 1b, which would change your Fund’s investment policy regarding lending. You are being asked to approve both of these sub-proposals so that your Fund may participate fully in the Interfund Lending Program, which is described more fully below.

What is the Interfund Lending Program?

The Lord Abbett Funds and their investment adviser, Lord, Abbett & Co. LLC, have requested permission from the U.S. Securities and Exchange Commission (the “SEC”) to allow them to participate in the Interfund Lending Program. Under the Interfund Lending Program, a Lord Abbett Fund would be able temporarily to borrow from, or lend money to, another Lord Abbett Fund in certain circumstances. Lord Abbett and the Board believe the Interfund Lending Program offers the following advantages:

•	Benefits to Borrowing Funds. A mutual fund may need to borrow money for various reasons, for example, to meet investor redemptions or in circumstances where cash payments for securities sold in the portfolio may be delayed. Generally, under the Investment Company Act of 1940, as amended, a mutual fund is only allowed to borrow from a bank. The Interfund Lending Program would permit a Lord Abbett Fund to borrow money from another Lord Abbett Fund at a lower interest rate than a bank would charge. Lord Abbett and the Board believe this additional source of liquidity will be useful to the Lord Abbett Funds as banks have scaled back on lending in response to regulatory and market change.

•	Benefits to Lending Funds. Similarly, a mutual fund may not be fully invested in the marketplace for various reasons, and consequently may have cash in its portfolio. Currently, a Lord Abbett Fund may invest such cash in short-term instruments such as repurchase agreements or money market funds. Through the proposed Interfund Lending Program, a Lord Abbett Fund would be able to lend this excess cash to another Lord Abbett Fund and receive a higher rate of return than an investment in a short-term instrument would have provided.

•	Economic Benefits to Borrowing and Lending Funds. The proposed Interfund Lending Program is designed so that any borrowing made through it would always be at a lower interest rate than the rate on a bank loan. Similarly, all loans made through the proposed Interfund Lending Program would receive a higher rate of return than the Lord Abbett Fund would have received by investing the cash in a short-term instrument. Lord Abbett and the Board believe these benefits exceed the costs to the Funds of participating in the Interfund Lending Program, which are discussed in the Proxy Statement.
Q&A 1

•	Established Industry Practice. The SEC has allowed nearly 30 mutual fund families to establish interfund lending programs over the last 15 years. The Lord Abbett Funds’ proposed Interfund Lending Program would be similar to these programs in all material respects.

Why am I being asked to approve these changes?

Your Fund is required to have investment policies regarding borrowing and lending. These investment policies, which are also known as investment restrictions, are “fundamental,” which means the Fund’s shareholders must approve any change to them. Your Fund’s current investment policies related to borrowing and lending would not permit your Fund to participate in the Interfund Lending Program. This is generally because interfund lending was not contemplated or commonplace when your Fund commenced operations. You therefore are being asked to approve the changes to your Fund’s borrowing and lending investment policies so that it can participate in the Interfund Lending Program.

Lord Abbett has no intention to change the Funds’ principal investment strategies or the manner in which the Funds are managed if Proposal 1 is approved.

How does the Board of each Fund recommend that I vote on Proposal 1?

Each Fund’s Board has reviewed the structure and proposed operation of the Interfund Lending Program and believes that each Fund would benefit from participating in it. Consequently, the Board believes the changes to the investment policies set forth in Proposal 1 are in your best interest and unanimously recommends that you vote “FOR” each sub-proposal in Proposal 1.

What is Proposal 2?

You are being asked to approve a proposal to ratify the selection of Deloitte & Touche LLP (“Deloitte”) to continue to act as your Fund’s independent registered public accounting firm for its current fiscal year. The Audit Committees of the Board (collectively, the “Audit Committee”) have approved Deloitte’s selection.

The Proxy Statement provides more information about Proposal 2, including fees received by Deloitte for services rendered to the Funds and Lord Abbett. As in previous fiscal years, the Audit Committee has selected Deloitte as the independent registered public accounting firm to audit the Fund’s financial statements for its current fiscal year and to provide other non-audit services. The Audit Committee based its selection on many factors, including the advantages of consistently utilizing the same firm to perform accounting work for each fiscal year of a Fund; Deloitte’s familiarity with each Fund; and the knowledge and experience that Deloitte has through its extensive work with the Lord Abbett Funds and, more broadly, the mutual fund industry. Services provided to your Fund by Deloitte during your Fund’s most recent fiscal year included the audit of the Fund’s financial statements included in its annual report to shareholders, review of information included in the annual report, services related to filings with the SEC, consultations on various accounting and reporting matters, and non-audit-related tax services.

How does the Board recommend that I vote on Proposal 2?

The Board, upon the recommendation of its Audit Committee, unanimously recommends that you vote “FOR” Proposal 2.

Who will pay the costs associated with the proxy solicitation?

The costs of implementing the Interfund Lending Program, which include the costs associated with this Proxy Statement, will be borne by all Lord Abbett Funds, including the Funds involved in this proxy solicitation, because the economic benefits of the Interfund Lending Program would be realized by all Lord Abbett Funds participating in the Interfund Lending Program. The costs would be allocated on a pro rata basis, based on each Fund’s respective assets, except when costs reasonably can be attributed to one or more specific Funds.

The Funds have retained [Proxy Firm’s Full Name] (“[Proxy Firm]”), a proxy services firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that the Funds will pay [Proxy Firm] approximately $[__________] for such services (including reimbursement of out-of-pocket expenses).

Will my vote make a difference?

Yes! No matter how many shares you own, your vote is needed to approve the proposals outlined above. You are entitled to one vote for each full share and a proportionate fractional vote for each fractional share you own of a Fund on the [Record Date]. Voting is an

Q&A 2

important way to participate in the governance and management of your Fund. Additionally, your prompt vote will help save the Funds the costs of further proxy solicitation.

How can I vote?

You can vote in any of four ways:

•	Via the Internet. Access the Internet address provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•	By telephone. Call the toll-free number provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•	By mail. Complete, sign, and date your proxy card and mail it to the address shown on the card.

•	In person at the meeting. You may attend the meeting and vote in person; however, even if you intend to do so, we encourage you to vote early using one of the methods discussed above. Please see the proxy statement for instructions on how to vote at the meeting if you hold shares through a financial intermediary in its name for your benefit.

Whichever method you choose, we urge you to read the full text of the attached joint proxy statement before voting.

Whom should I call if I have questions?

If you need more information, or have any questions about voting, please call the Funds at [Toll-Free Number].

Please vote now.

To avoid the unnecessary costs of further proxy solicitation, please vote promptly via the Internet, by telephone, or by mail, no matter how large or small your Fund holdings may be.

Special Note to Variable Annuity Contract Owners

If you own a variable annuity contract whose values are allocated to one or more series of Lord Abbett Series Fund, you are receiving this material because your insurance company is asking you to provide it with instructions as to how to vote the shares attributable to your contract. Please complete the instruction card and return it to your insurance company as directed on the card or in the accompanying materials you received from the insurance company. Please do not return the instruction card to the Lord Abbett Family of Funds.

Q&A 3

The Lord Abbett Family of Funds

90 Hudson Street

Jersey City, New Jersey 07302-3973
[Toll-Free Number]

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
To Be Held [Shareholder Meeting Date]

A joint special meeting of shareholders of the Lord Abbett Funds identified below (each, a “Fund”) will be held at the offices of Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302-3973, on [Day of Week of Shareholder Meeting], [Shareholder Meeting Date], at [9:00 a.m.] (Eastern time), to consider and vote on the following proposals, as described more fully in the accompanying joint proxy statement:

PROPOSAL 1a: To approve a proposal to amend the fundamental investment restriction of each Fund regarding borrowing;

PROPOSAL 1b: To approve a proposal to amend the fundamental investment restriction of each Fund regarding lending; and

PROPOSAL 2: To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for each Fund’s current fiscal year.

In addition, each Fund’s shareholders will be asked to transact such other business as may properly come before the meeting or any adjournments, postponements, or delays of the meeting.

Shareholders of record of each Fund as of the close of business on [Record Date] are entitled to notice of and to vote at the meeting and any adjournments, postponements, or delays of the meeting. Shareholders are entitled to one vote for each full share owned and a proportionate vote for each fractional share owned. Each Fund will vote separately on each proposal.

Your vote is important, no matter how many shares you own. Your prompt vote will help save the Funds the costs of further proxy solicitation. Please vote via the Internet, by telephone, by mail, or by attending the meeting in person, as described more fully in the accompanying joint proxy statement. Whichever method you choose, we urge you to read the full text of the attached joint proxy statement before voting.

By Order of the Boards,

Lawrence H. Kaplan
[Mailing Date]	Vice President and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held [Shareholder Meeting Date]

The Joint Proxy Statement is available at [website]. To access the Joint Proxy Statement, you will need the control number provided on your proxy card.

The Lord Abbett Family of Funds

Lord Abbett Funds Convening a Special Meeting of Shareholders

Lord Abbett Affiliated Fund

Lord Abbett Bond Debenture Fund

Lord Abbett Developing Growth Fund

Lord Abbett Global Fund

Lord Abbett Emerging Markets Currency Fund
Lord Abbett Multi-Asset Global Opportunity Fund

Lord Abbett Investment Trust

Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett High Yield Fund
Lord Abbett Income Fund
Lord Abbett Multi-Asset Balanced Opportunity Fund
Lord Abbett Multi-Asset Growth Fund
Lord Abbett Multi-Asset Income Fund
Lord Abbett Short Duration Income Fund
Lord Abbett Total Return Fund

Lord Abbett Mid Cap Stock Fund

Lord Abbett Municipal Income Fund

Lord Abbett California Tax Free Fund
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax Free Fund
Lord Abbett National Tax Free Fund
Lord Abbett New Jersey Tax Free Fund
Lord Abbett New York Tax Free Fund

Lord Abbett Research Fund

Lord Abbett Calibrated Dividend Growth Fund
Lord Abbett Growth Opportunities Fund
Lord Abbett Small Cap Value Fund

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund
Lord Abbett Fundamental Equity Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Dividend Income Fund
Lord Abbett International Opportunities Fund
Lord Abbett Micro Cap Growth Fund
Lord Abbett Micro Cap Value Fund
Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund

Bond Debenture Portfolio
Calibrated Dividend Growth Portfolio
Classic Stock Portfolio
Fundamental Equity Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Opportunities Portfolio
Mid Cap Stock Portfolio

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund

Notice-2

The Lord Abbett Family of Funds

90 Hudson Street
Jersey City, New Jersey 07302-3973
[Toll-Free Number]

JOINT PROXY STATEMENT

This joint proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Boards of Directors/Trustees (collectively, the “Board,” the members of which are referred to as “Board members”) of each Lord Abbett Fund listed in Appendix A of this Proxy Statement (each, a “Fund”). The proxies will be voted at a joint special meeting of shareholders of the Funds to be held at the offices of Lord, Abbett & Co. LLC, the Funds’ investment adviser (“Lord Abbett”), 90 Hudson Street, Jersey City, New Jersey 07302-3973, on [Day of Week of Shareholder Meeting], [Shareholder Meeting Date], at [9:00 a.m.] (Eastern Time), and at any and all adjournments, postponements, or delays of the meeting (the “Meeting”). The Meeting will be held for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders to Be Held [Shareholder Meeting Date]. This proxy statement is first being made available to shareholders on or about [Mailing Date].

The Board has called the Meeting and is soliciting proxies from shareholders of each Fund for the purposes listed below:

Proposal Summary		Fund(s) Voting on the Proposal

1a.	Amendment of each Fund’s “fundamental” investment restriction regarding borrowing.	Each Fund will vote separately.

1b.	Amendment of each Fund’s “fundamental” investment restriction regarding lending.	Each Fund will vote separately.

2.	Ratification of the Board’s selection of Deloitte & Touche LLP as each Fund’s independent registered public accounting firm	Each Fund will vote separately.

3.	Transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.	As applicable.

You are entitled to notice of, and to vote at, the Meeting (or to provide voting instructions to a financial intermediary holding Fund shares in its name for your benefit) only if you owned shares of a Fund as of the close of business on [Record Date] (the “Record Date”). Shareholders of the Funds are entitled to one vote for each full share and a proportionate fractional vote for each fractional share held as of the Record Date. Each properly executed proxy received before the Meeting, unless revoked, will be voted at the Meeting in accordance with the shareholder’s instructions. If a proxy card is properly executed and returned, but the shareholder did not provide any instruction on how to vote on the proposal, the shares represented by the card will be voted “FOR” the proposal.

To revoke a proxy, you must submit a written notice of revocation or a later dated proxy to the applicable Fund, or attend the Meeting and vote in person by ballot, in all cases before the proxy is exercised at the Meeting. If you hold Fund shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions. For more information, please see the section of the proxy statement titled “Voting Information.”

Each Fund will furnish, without charge, a copy of its annual report, and the most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at 90 Hudson Street, Jersey City, New Jersey 07302-3973, or by calling toll free at [Toll-Free Number]. Copies of each Fund’s annual and semi-annual reports also are available on Lord Abbett’s website at www.lordabbett.com and at the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Please vote now. Your vote is important.

PROPOSAL 1: AMENDMENT OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Background Information

Each Fund is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose management and operations are overseen by the Board. The Funds, like all mutual funds, are required by law to adopt fundamental investment restrictions governing certain investment activities. Fundamental investment restrictions cannot be changed without shareholder approval. Each Fund’s current investment restrictions are listed in Appendix B of this Proxy Statement.

The Funds1 and Lord Abbett recently have submitted an application to the U.S. Securities and Exchange Commission (the “SEC”) requesting permission to enter into a borrowing and lending program (the “Interfund Lending Program”), which the Board and Lord Abbett believe would be in the best interests of each Fund and its shareholders (“Shareholders”). In their current form, however, each Fund’s investment restrictions concerning borrowing and lending would prohibit the Fund from participating in the Interfund Lending Program.

Accordingly, Proposal 1 seeks Shareholder approval of changes to each Fund’s fundamental investment restrictions that are intended to permit the Fund to participate in the Interfund Lending Program upon receipt of the exemptive order from the SEC. The proposed amendments also would modernize the Funds’ borrowing and lending restrictions and make such restrictions more uniform across the Lord Abbett Funds. Proposal 1 consists of two sub-proposals, each of which is discussed in detail below and concerns a proposed change to a specific fundamental investment restriction. Assuming Shareholders approve the sub-proposals, each Fund’s registration statement, which includes the prospectus and statement of additional information, will be revised to reflect the amended fundamental investment restrictions.

THE INTERFUND LENDING PROGRAM

The proposed Interfund Lending Program would enable each Fund to lend money directly to, and borrow money directly from, another Fund for temporary purposes, subject to meeting the conditions of the SEC exemptive order. A mutual fund may need to borrow money for various reasons, for example, to meet investor redemptions or in circumstances where cash payments for securities sold by a Fund may be delayed. Without SEC approval to borrow from another source, the 1940 Act generally permits a mutual fund to borrow only from a bank. The Interfund Lending Program would permit a Lord Abbett Fund to borrow money from another Lord Abbett Fund at a lower interest rate than a bank would charge if that Lord Abbett Fund’s fundamental investment restrictions permit the borrowing.

Conversely, on any given day, a mutual fund may not be fully invested in the marketplace for various reasons, and consequently may have uninvested cash in its portfolio. Currently, a Lord Abbett Fund may invest such cash in short-term instruments such as repurchase agreements or money market funds. Through the Interfund Lending Program, a Lord Abbett Fund would be able to lend this excess cash to another Lord Abbett Fund and receive a higher rate of return than an investment in a short-term instrument would have provided, if that Lord Abbett Fund’s fundamental investment restrictions permit the lending.

As mentioned above, the proposed Interfund Lending Program is designed so that any borrowing made through it would always be at a lower interest rate than the rate on a bank loan. Similarly, all loans made through the proposed Interfund Lending Program would receive a higher rate of return than the Lord Abbett Fund would have received by investing the cash in a short-term instrument.

Lending programs among affiliated mutual funds are not unusual in the mutual fund industry, as the SEC and mutual fund families have recognized the benefits that this type of arrangement can provide to investors. In the last 15 years alone, the SEC has permitted nearly 30 mutual fund families to create interfund lending programs. The proposed Interfund Lending Program is structured so that it would be substantially similar to other mutual fund families’ interfund lending programs in all material aspects. Consequently, it would operate in a manner designed to minimize costs and potential risks, such as leverage risk to borrowing Funds or default risk to lending Funds, while providing substantial benefits to Shareholders.

The sub-proposals in Proposal 1 are not inter-dependent. Therefore, if any Fund’s shareholders do not approve the proposed amendments, Lord Abbett would implement the Interfund Lending Program among the Lord Abbett Funds whose shareholders approve the amendments or whose existing fundamental investment restrictions permit a Fund’s participation in the program. If a

[1]	For purposes of this section, each fund in the Lord Abbett Family of Funds is referred to as a “Fund”; however, only shareholders of those Funds named in Appendix A are being asked to approve changes to their Fund’s fundamental investment restrictions. The other Funds’ fundamental investment restrictions currently permit participation in the Interfund Lending Program subject to the issuance of an SEC exemptive order.
1

Fund’s shareholders approve amendments to either the borrowing or the lending restriction but not the other, the Fund would engage only in the shareholder-approved activity (i.e., lending or borrowing, but not both) under the Interfund Lending Program.

PROPOSAL 1A: TO AMEND EACH FUND’S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING

Each Fund’s shareholders are being asked to approve amendments to the Fund’s fundamental investment restriction regarding borrowing, which currently is more restrictive than what federal securities laws require.2 As a result, the investment restriction prohibits certain borrowing activities that otherwise are permissible for each Fund, including borrowing money from other Lord Abbett Funds subject to an SEC exemptive order. Lord Abbett and the Board believe that amending the investment restriction to permit each Fund to borrow through the Interfund Lending Program would benefit the Funds by affording them with additional liquidity resources at a lower interest rate than a bank would charge and greater flexibility to respond to changing market conditions. In all cases, any borrowings made by a Fund under the Interfund Lending Program would be consistent with the Fund’s investment objective, strategies, policies, and restrictions.

A mutual fund’s borrowing activities are restricted to protect the fund’s investors from the risk of excessive leverage; leverage will reduce gains or increase losses if the returns on the fund’s assets are less than the interest rate on the borrowing. Accordingly, the 1940 Act requires each mutual fund to adopt a fundamental investment policy stating the limited terms under which it may borrow money. The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1/3% of its total assets (including the amount borrowed) from banks for any purpose. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is deemed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

The Funds’ current fundamental investment restriction regarding borrowing is substantially as follows:3

Each Fund may not borrow money, except that (i) it may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

If this sub-proposal is approved, the Funds’ new fundamental investment restriction regarding borrowing would be (the new language is underlined):

Each Fund may not borrow money, except that (i) it may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; (iv) it may purchase securities on margin to the extent permitted by applicable law; and (v) it may borrow money from other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund.

The Board recommends that each Fund amend its fundamental investment restriction regarding borrowing to allow the Fund to borrow money to the extent permitted under applicable law or any applicable exemptive relief, which would permit each Fund to use the Interfund Lending Program. Amending the Funds’ fundamental investment restrictions regarding borrowing would make them substantially identical to borrowing restrictions of the Lord Abbett Funds that are not included in this Proxy Statement.

Each Fund’s Board has carefully reviewed the potential benefits and costs to each Fund of borrowing under the Interfund Lending Program and has concluded that participation in the program would be in the best interests of the Fund’s shareholders. In addition to the benefits discussed above, the Board considered that borrowing Funds would incur transaction costs and would be exposed to leverage risk because their investment losses could exceed the amount of their borrowings. The Board noted, however, that interfund loans would involve minimal leverage risk because interfund loan amounts would be capped, would be subject to strict asset coverage requirements, and would serve as a supplemental source of credit only for the Funds’ normal short-term borrowing and short-term cash investment activities. Each Fund’s Board therefore has determined that the significant benefits to be derived from participation in the Interfund Lending Program more than outweigh the minimal risks each Fund may face or costs it may incur.

Lord Abbett has no intention to change the principal investment strategy of any Fund in connection with this change.

[2]	Under the 1940 Act, a mutual fund’s policy regarding borrowing must be “fundamental,” which means that changes to this policy require shareholder approval.
[3]	The Funds have substantially the same fundamental investment restrictions regarding borrowing. Individual Funds’ restrictions, which reflect non-material wording variations, are shown in Appendix B to this Proxy Statement.
2

The Board unanimously recommends
that you vote “FOR” the approval of Proposal 1a.

PROPOSAL 1B: TO AMEND EACH FUND’S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING

Each Fund’s shareholders are being asked to approve amendments to the Fund’s fundamental investment restriction regarding lending, which currently is more restrictive than what federal securities laws require.4 As a result, the investment restriction prohibits certain lending activities that otherwise are permissible for each Fund, including lending money to other Lord Abbett Funds subject to an SEC exemptive order. Lord Abbett and the Board believe that amending the investment restriction to permit each Fund to lend through the Interfund Lending Program would benefit the Funds by affording them with the opportunity to earn interest at a rate greater than what they otherwise could obtain by investing their excess cash in various short-term instruments. In all cases, any loans made by a Fund under the Interfund Lending Program would be consistent with the Fund’s investment objective, strategies, policies, and restrictions.

A mutual fund’s lending activities are limited to mitigate the fund’s exposure to default risk. Accordingly, the 1940 Act requires each mutual fund to adopt a fundamental investment policy stating the limited terms under which it may make loans.

The Funds’ current fundamental investment restriction regarding the making of loans is substantially as follows:5

Each Fund may not make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and (ii) each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law.

If this sub-proposal is approved, the Funds’ new fundamental investment restriction regarding the making of loans would read (the new language is underlined):

Each Fund may not make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and (ii) the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law, and (iii) the Fund may lend money to other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

The Board recommends that each Fund amend this fundamental investment restriction to allow the Fund to lend money to the extent permitted under applicable law or any applicable exemptive relief, which would permit each Fund to use the Interfund Lending Program. Amending the Funds’ fundamental investment restrictions regarding lending would make them substantially identical to lending restrictions of the Lord Abbett Funds that are not included in this Proxy Statement.

Each Fund’s Board has carefully reviewed the potential benefits and costs to each Fund of lending under the Interfund Lending Program and has concluded that participation in the program would be in the best interests of the Fund’s shareholders. In addition to the benefits discussed above, the Board considered that lending Funds would be exposed to the risk that a borrower may default, or fail to repay loans made under the Interfund Lending Program. The Board noted, however, that interfund loans would involve minimal default risk because interfund loan amounts would be capped, would be subject to strict asset coverage requirements, and would serve as a supplemental source of credit only for the Funds’ normal short-term borrowing and short-term cash investment activities. Each Fund’s Board therefore has determined that the significant benefits to be derived from participation in the Interfund Lending Program more than outweigh the minimal risks each Fund may face.

Lord Abbett has no intention to change the principal investment strategy of any Fund in connection with this change.

The Board unanimously recommends
that you vote “FOR” the approval of Proposal 1b.

[4]	As with a mutual fund’s policy regarding borrowing, the 1940 Act requires a mutual fund’s policy regarding lending to be “fundamental.”
[5]	The Funds have substantially the same fundamental investment restrictions regarding lending. Individual Funds’ restrictions, which reflect non-material wording variations, are shown in Appendix B to this Proxy Statement.
3

INFORMATION ABOUT PROPOSAL 2: TO RATIFY THE SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, including the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”), which currently serves as each Fund’s independent registered public accounting firm, has been selected by each Fund’s Audit Committee and ratified by that Fund’s Board, including a majority of the non-Interested Board members, as each Fund’s independent registered public accounting firm for its current fiscal year. The shareholders of each Fund are being asked to ratify this selection.

As in previous fiscal years, the Audit Committee has selected Deloitte as the independent registered public accounting firm to audit each Fund’s financial statements for its current fiscal year and to provide other non-audit services. The Audit Committee based its selection on many factors, including the advantages of consistently utilizing the same firm to perform accounting work for each fiscal year of a Fund; Deloitte’s familiarity with each Fund; and the knowledge and experience that Deloitte has through its extensive work with the Lord Abbett Funds and, more broadly, the mutual fund industry. Services provided to your Fund by Deloitte during your Fund’s most recent fiscal year included the audit of the Fund’s financial statements included in its annual report to shareholders, review of information included in the annual report, services related to filings with the SEC, preparation of each Fund’s federal and state income tax returns, consultations on various accounting and reporting matters, and non-audit-related tax services.

Deloitte, in accordance with Independence Standards Board Standard No. 1, has confirmed to each Fund’s Audit Committee that they are independent auditors with respect to the Fund. Each Fund’s Audit Committee has considered whether the provision by Deloitte of non-audit services to the Fund or of professional services to Lord Abbett and entities that control, are controlled by or are under common control with Lord Abbett is compatible with maintaining Deloitte’s independence and has discussed Deloitte’s independence with them.

Audit Fees

The aggregate audit, audit-related, tax, and other fees billed to each Fund for its two last completed fiscal years are set forth on Appendix C, which also sets forth the percentage of such services that were approved by each Fund’s Audit Committee.

The aggregate non-audit fees billed by Deloitte for services rendered to Lord Abbett and entities controlling, controlled by, or under common control with Lord Abbett for each Fund’s two last completed fiscal years are set forth on Appendix C.

Each Fund’s Audit Committee has considered the provision of non-audit services that were rendered to Lord Abbett, and any entity controlling, controlled by, or under common control with Lord Abbett that provides ongoing services to that Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) under Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

One or more representatives from Deloitte are expected to be present in person or by telephonic conference call at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

Audit Committee Pre-Approval Policies and Procedures

Each Fund’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including your Fund, and

•	any audit-related, tax, and other services to be provided to Lord Abbett and any entity controlling, controlled by, or under common control with Lord Abbett that provides ongoing services to one or more of the Lord Abbett Funds if the engagement relates directly to operations and financial reporting of a Fund by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee for each Fund has delegated pre-approval authority to its Chairman, subject to a per-event fee limit of $10,000 and an overall annual limit of $25,000. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be specifically pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

The Audit Committee, together with the Board, unanimously recommends that you vote “FOR” the approval of Proposal 2.

4

VOTING AND MEETING INFORMATION

Ownership of Fund Shares

The table in Appendix D sets forth the number of shares of each Fund issued and outstanding at the close of business on the Record Date. A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the Meeting.

As of [insert date], to the best of the Funds’ knowledge, the persons listed in Appendix E beneficially owned more than 5% of the outstanding shares of the class or Fund indicated.

Solicitation Method

Solicitation may be made by mail, telephone, fax, e-mail, or the Internet by officers or employees of Lord Abbett, or by financial intermediaries and their representatives. The Funds may request that brokerage firms, custodians, banks, and other fiduciaries forward proxy solicitation material to beneficial owners of Fund shares. The Funds will reimburse brokerage firms, custodians, banks, and other fiduciaries for their expenses in forwarding this proxy statement and proxy materials to beneficial owners of each Fund’s shares (i.e., shareholders who hold Fund shares through a financial intermediary in its name for their benefit).

The Funds also will reimburse insurance companies, to the extent required by any agreement between the Funds and such insurance companies, for the cost of forwarding this information to variable annuity contract owners for the purpose of obtaining their voting instructions as to shares attributable to their contracts.

The Funds have retained [Proxy Firm Legal Name] (“[Proxy Firm]”), [Proxy Firm Address], a proxy services firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that the Funds will pay [Proxy Firm] approximately $[__________] for such services (including reimbursement of out-of-pocket expenses). [Proxy Firm] may solicit proxies personally and by mail, telephone, fax, e-mail, or the Internet.

Solicitation Costs

The costs involved with this Proxy Statement include the preparing, printing, and mailing this proxy statement, the enclosed proxy, and the accompanying notice, and the costs in connection with the solicitation of proxies, as well as additional out-of-pocket costs, such as legal expenses and auditor fees, in connection with the preparation of this Proxy Statement. The costs of implementing the Interfund Lending Program, which include the costs associated with this Proxy Statement, will be borne by all Lord Abbett Funds, including the Funds involved in this proxy solicitation, because the economic benefits of the Interfund Lending Program would be realized by all Lord Abbett Funds participating in the Interfund Lending Program. The costs would be allocated on a pro rata basis, based on each Fund’s respective assets, except when costs reasonably can be attributed to one or more specific Funds.

Quorum and Required Vote

Each Fund must achieve a quorum of shareholders to conduct business at the Meeting. With respect to each of Proposals 1a and 1b, assuming a quorum is present with respect to a Fund, each Fund will vote on a Fund-by-Fund basis, and each of Proposals 1a and 1b must be approved by a “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote on the proposal (or sub-proposal) present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal (or sub-proposal). For Proposal 2, each Fund will vote on a Fund-by-Fund basis, and the affirmative vote of a majority of the votes of each Fund that are cast at the Meeting, assuming a quorum is present, is necessary to ratify the selection of Deloitte as that Fund’s independent registered public accounting firm for its current fiscal year.

Abstentions and Broker Non-Votes

Abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner on a particular proposal for which the brokers or nominees do not have discretionary voting authority or elect not to exercise such authority), if any, will be counted as represented at the Meeting for purposes of determining whether a quorum has been reached, but will have the same effect as a vote against Proposal 1.

5

Recording and Tabulation of Votes

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether a quorum is present at the Meeting for each Fund.

If you hold your shares directly (not through a financial intermediary) and you return a signed and dated proxy card that does not specify how you wish to vote, your shares will be voted “FOR” the ratification of Deloitte as your Fund’s independent registered public accounting firm in Proposal 2.

If you hold your shares through a financial intermediary, you must instruct the financial intermediary how to vote your shares. Because Proposal 2 is a “routine” matter under rules of the New York Stock Exchange, financial intermediaries may exercise their discretionary authority to vote shares of beneficial owners who do not provide timely voting instructions for Proposal 2 or to “echo vote” such shares in the same proportion as those shares for which the financial intermediaries have received voting instructions. In addition, a properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 2 may be deemed an instruction to vote such shares “FOR” Proposal 2 or to echo vote such shares. Please consult your financial intermediary for more information about its practices with respect to voting beneficial owners’ shares.

Special Requirements Applicable to Delaware Funds and Maryland Funds

Each Fund is organized as a Delaware statutory trust (each, a “Delaware Fund”) or a Maryland corporation (each, a “Maryland Fund”). As indicated below, voting procedures may differ depending on whether you hold shares of a Delaware Fund (Equity Trust, Investment Trust, and Securities Trust and their respective series) or a Maryland Fund (all of the other Funds and their respective series).

Under Delaware law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, each faction may vote the shares in question proportionally or any person voting the shares or any beneficiary may apply to a court of competent jurisdiction to appoint an additional person to act with the persons voting the shares and the shares then will be voted as determined by a majority of those persons and the person appointed by the court.

Revocation

To revoke a proxy, you must submit a written notice of revocation or later dated proxy to the applicable Fund, or attend the Meeting and vote in person by ballot, in all cases before the proxy is exercised at the Meeting. Merely attending the Meeting, however, will not revoke a previously-executed proxy. If you hold shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions after you have provided them.

Attendance at the Meeting

Attendance at the Meeting will be limited to each Fund’s shareholders as of the Record Date. If you plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold Fund shares through a financial intermediary, in order to gain admission you also must show satisfactory proof of ownership of shares in a Fund, such as your voting instruction form or a statement indicating ownership as of the Record Date. If you hold Fund shares through a financial intermediary, you will not be able to vote in person at the Meeting unless you previously have obtained a “legal proxy” from your financial intermediary and present it at the Meeting. Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing, dating, and returning your proxy card.

Adjournment of the Meeting

If any Fund does not receive sufficient votes to hold the Meeting, or if a Fund does not achieve a quorum at the Meeting for conducting business, the Meeting may be adjourned with respect to that Fund to permit further solicitation of proxies. In determining

6

whether to adjourn the Meeting, the persons named as proxies may consider the following factors, among other factors they deem relevant: the percentage of votes actually cast, the percentage of negative votes actually cast, and the nature of any further solicitation and any information to be provided to shareholders for such solicitation. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy (whether or not sufficient to constitute a quorum) and entitled to vote at the Meeting. The persons named as proxies will vote on adjournment after considering the best interests of all Fund shareholders. The Funds may hold an adjourned Meeting without issuing another notice to shareholders.

BOARD, MANAGEMENT, AND KEY SERVICE PROVIDER INFORMATION

Equity Securities Owned by Board Members and Executive Officers

Information concerning the Board members’ and the Funds’ executive officers’ ownership in the Funds is provided in Appendix F.

Investment Adviser, Administrator, and Principal Underwriter

Lord Abbett, a privately owned Delaware limited liability company, serves as each Fund’s investment adviser and administrator. Lord Abbett Distributor LLC (the “Distributor”), a wholly owned subsidiary of Lord Abbett, serves as each Fund’s principal underwriter. Lord Abbett and the Distributor are located at 90 Hudson Street, Jersey City, New Jersey 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and, as of [__________], manages approximately $[_____] billion in assets across a full range of funds, institutional accounts, and separately managed accounts, including $[_____] billion for which Lord Abbett provides investment models to managed account sponsors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Information about Deloitte, the Funds’ independent registered public accounting firm, including the services provided and fees charged by Deloitte, is included in the discussion of Proposal 2 earlier in this Proxy Statement.

ADDITIONAL INFORMATION

Submission of Shareholder Proposals

The Funds do not hold annual shareholder meetings. A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the principal offices of the Funds a reasonable time before the Fund begins to print and makes available its proxy materials. Timely submission of a proposal does not guarantee that the Funds will include the proposal in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board member(s) should write their Fund to the attention of the Secretary of the Fund, 90 Hudson Street, Jersey City, New Jersey 07302-3973. Communications to the Board must be signed by the shareholder and must specify: (1) the shareholder’s name and address, (2) the number of Fund shares owned by the shareholder, (3) the Fund(s) in which the shareholder owns shares, and (4) for shares held in “street name,” the name of the financial intermediary that holds Fund shares in its name for the shareholder’s benefit. The Secretary will forward such communications to the Board or the applicable Board member(s) at the next regularly scheduled meeting, if practicable, or promptly after receipt if the Secretary determines that the communications require more immediate attention.

Householding. We have adopted a policy that allows us to send only one copy of a prospectus, proxy statement, annual report, or semiannual report to certain shareholders residing in the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at [Toll-Free Number] or send a written request with your name, the name of your Fund or Funds, and your account number or numbers to the Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Other Business Items

Management does not intend to present any items other than Proposals 1 and 2 and is not aware that any other items of business will be presented at the Meeting. However, if other matters are properly presented for a vote at the Meeting, the persons named as proxies will vote on such matters in their sole discretion after considering the best interests of all Fund shareholders.

7

Whether or not you plan to attend the Meeting, please vote promptly using one of the methods below.

•	Internet. Access the Internet address provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•	Telephone. Call the toll-free number provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•	Mail. Complete, sign, and date your proxy card and mail it to the address shown on the card.

By Order of the Boards,

Lawrence H. Kaplan
[Mailing Date]	Vice President and Secretary
8

Appendix A: Fund Names

The Funds will be referred to throughout this Proxy Statement and its Appendices as listed below:

Fund	Term Used in this Proxy Statement
Lord Abbett Affiliated Fund	Affiliated
Lord Abbett Bond Debenture Fund	Bond Debenture
Lord Abbett Developing Growth Fund	Developing Growth
Lord Abbett Global Fund	Global Fund
Lord Abbett Emerging Markets Currency Fund	Emerging Markets Currency
Lord Abbett Multi-Asset Global Opportunity Fund	Multi-Asset Global
Lord Abbett Investment Trust	Investment Trust
Lord Abbett Convertible Fund	Convertible
Lord Abbett Core Fixed Income Fund	Core Fixed Income
Lord Abbett Diversified Equity Strategy Fund	Diversified Equity Strategy
Lord Abbett High Yield Fund	High Yield
Lord Abbett Income Fund	Income
Lord Abbett Multi-Asset Balanced Opportunity Fund	Multi-Asset Balanced
Lord Abbett Multi-Asset Growth Fund	Multi-Asset Growth
Lord Abbett Multi-Asset Income Fund	Multi-Asset Income
Lord Abbett Short Duration Income Fund	Short Duration Income
Lord Abbett Total Return Fund	Total Return
Lord Abbett Mid Cap Stock Fund	Mid Cap Stock
Lord Abbett Municipal Income Fund	Municipal Income Fund
Lord Abbett California Tax Free Income Fund	CA Tax Free
Lord Abbett High Yield Municipal Bond Fund	High Yield Municipal
Lord Abbett Intermediate Tax Free Fund	Intermediate Tax Free
Lord Abbett National Tax Free Income Fund	National Tax Free
Lord Abbett New Jersey Tax Free Income Fund	NJ Tax Free
Lord Abbett New York Tax Free Income Fund	NY Tax Free
Lord Abbett Research Fund	Research Fund
Lord Abbett Calibrated Dividend Growth Fund	Calibrated Dividend Growth
Lord Abbett Growth Opportunities Fund	Growth Opportunities
Lord Abbett Small Cap Value Fund	Small Cap Value
Lord Abbett Securities Trust	Securities Trust
Lord Abbett Alpha Strategy Fund	Alpha Strategy
Lord Abbett Fundamental Equity Fund	Fundamental Equity
Lord Abbett International Core Equity Fund	International Core Equity
Lord Abbett International Dividend Income Fund	International Dividend Income
Lord Abbett International Opportunities Fund	International Opportunities
Lord Abbett Micro Cap Growth Fund	Micro Cap Growth
Lord Abbett Micro Cap Value Fund	Micro Cap Value
Lord Abbett Value Opportunities Fund	Value Opportunities
Lord Abbett Series Fund	Series Fund
Bond Debenture Portfolio	Bond Debenture Portfolio
Calibrated Dividend Growth Portfolio	Calibrated Dividend Growth Portfolio
Classic Stock Portfolio	Classic Stock Portfolio
Fundamental Equity Portfolio	Fundamental Equity Portfolio
Growth and Income Portfolio	Growth and Income Portfolio
Growth Opportunities Portfolio	Growth Opportunities Portfolio
International Opportunities Portfolio	International Opportunities Portfolio
Mid Cap Stock Portfolio	Mid Cap Stock Portfolio
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund	U.S. Government Money Market
A-1

Appendix B: Current Fundamental Investment Restrictions Regarding Borrowing and Lending

Current Fundamental Investment Restriction Regarding Borrowing
Fund	Policy
Affiliated	Each Fund may not borrow money, except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law
Alpha Strategy
Bond Debenture
Bond Debenture Portfolio
CA Tax Free
Calibrated Dividend Growth
Calibrated Dividend Growth Portfolio
Classic Stock Portfolio
Convertible
Core Fixed Income
Developing Growth
Diversified Equity Strategy
Emerging Markets Currency
Fundamental Equity
Fundamental Equity Portfolio
Growth Opportunities
Growth Opportunities Portfolio
High Yield
High Yield Municipal
Income
Intermediate Tax Free
International Core Equity
International Dividend Income
International Opportunities
International Opportunities Portfolio
Micro Cap Growth
Micro Cap Value
Mid Cap Stock
Mid Cap Stock Portfolio
Multi-Asset Balanced
Multi-Asset Global
Multi-Asset Growth
Multi-Asset Income
National Tax Free
NJ Tax Free
NY Tax Free
Short Duration Income
Small Cap Value
Total Return
U.S. Government Money Market
Value Opportunities
Growth and Income Portfolio	The Fund may not borrow money which is in excess of one third of the value of its total assets taken at market value (including the amount borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes (borrowings beyond 5% of such total assets may not be used for investment leverage to purchase securities but solely to meet redemption requests where the liquidation of the Fund’s investment is deemed to be inconvenient or disadvantageous)
B-1

Current Fundamental Investment Restriction Regarding Lending
Fund	Policy
Affiliated	The Fund make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law
Bond Debenture Developing Growth Emerging Markets Currency Mid Cap Stock Multi-Asset Global	Each Fund may not make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and (ii) except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law

Alpha Strategy
Bond Debenture Portfolio
CA Tax Free
Calibrated Dividend Growth Portfolio
Classic Stock Portfolio
Fundamental Equity
Fundamental Equity Portfolio
Growth Opportunities Portfolio
High Yield Municipal
Intermediate Tax Free
International Core Equity
International Dividend Income
International Opportunities
International Opportunities Portfolio
Micro Cap Growth
Micro Cap Value
Mid Cap Stock Portfolio
National Tax Free
NJ Tax Free

NY Tax Free
Value Opportunities

Each Fund may not make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and (ii) each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law
U.S. Government Money Market	The Fund may not make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law
Calibrated Dividend Growth
Convertible
Core Fixed Income
Diversified Equity Strategy
Growth Opportunities
High Yield
Income
Multi-Asset Balanced
Multi-Asset Growth
Multi-Asset Income
Short Duration Income
Small Cap Value
Total Return	Each Fund may not make loans to other persons, except that the acquisition of bonds, debentures, or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law

B-2

Current Fundamental Investment Restriction Regarding Lending
Fund	Policy
Growth and Income Portfolio	The Fund may not lend money or securities to any person except that it may enter into short term repurchase agreements with sellers of securities it has purchased, and it may lend its portfolio securities to registered broker dealers where the loan is 100% secured by cash or its equivalent as long as it complies with regulatory requirements and the Fund deems such loans not to expose the Fund to significant risk (investment in repurchase agreements exceeding seven days and in other illiquid investments is limited to a maximum of 5% of the Fund’s assets)

B-3

Appendix C: Audit, Audit-Related, Tax, and Other Fees

The aggregate fees billed to each Fund for the past two fiscal years by Deloitte were as follows:

Fund	Fiscal Year Ended:	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees(4)
Affiliated Fund
Affiliated	10/31/13	$54,000	$0	$7,956	$0
	10/31/14	55,600	0	7,705	0
Bond Debenture Fund
Bond Debenture	12/31/13	75,500	0	12,013	0
	12/31/14	77,000	0	11,687	0
Developing Growth Fund
Developing Growth	7/31/14	44,300	0	7,517	0
	7/31/15	45,300	5,000(5)	7,718	0
Global Fund
Emerging Markets Currency	12/31/13	60,000	0	11,273	0
	12/31/14	71,500	0	11,687	0
Multi-Asset Global	12/31/13	25,000	0	7,365	0
	12/31/14	25,300	0	7,705	0
Investment Trust
Convertible	11/30/13	46,000	0	11,278	0
	11/30/14	48,700	0	11,687	0
Core Fixed Income	11/30/13	46,000	0	9,280	0
	11/30/14	48,700	0	9,575	0
Diversified Equity Strategy	11/30/13	25,000	0	7,366	0
	11/30/14	25,300	0	7,705	0
High Yield	11/30/13	62,000	0	11,507	0
	11/30/14	65,200	0	11,687	0
Income	11/30/13	61,000	0	11,383	0
	11/30/14	64,000	0	11,687	0
Multi-Asset Balanced Opportunity	11/30/13	25,000	0	7,509	0
	11/30/14	25,300	0	7,705	0
Multi-Asset Growth	11/30/13	25,000	0	7,433	0
	11/30/14	25,300	0	7,705	0
Multi-Asset Income	11/30/13	25,000	0	7,508	0
	11/30/14	25,300	0	7,705	0
Short Duration Income	11/30/13	74,000	0	14,231	0
	11/30/14	77,400	0	11,687	0
Total Return	11/30/13	48,000	0	11,357	0
	11/30/14	50,900	0	11,687	0
Mid Cap Stock Fund
Mid Cap Stock	12/31/13	46,000	0	7,563	0
	12/31/14	40,000	0	7,705	0
Municipal Income Fund
CA Tax Free	9/30/13	34,500	0	5,908	0
	9/30/14	35,400	0	6,215	0
High Yield Municipal	9/30/13	53,000	0	6,048	0
	9/30/14	54,300	0	6,215	0
Intermediate Tax Free	9/30/13	40,000	0	6,151	0
	9/30/14	41,800	0	6,215	0
National Tax Free	9/30/13	44,500	0	6,035	0
	9/30/14	45,600	0	6,215	0
NJ Tax Free	9/30/13	31,500	0	5,897	0
	9/30/14	32,300	0	6,215	0
NY Tax Free	9/30/13	34,500	0	5,915	0
	9/30/14	35,400	0	6,215	0
C-1

Fund	Fiscal Year Ended:	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees(4)
Research Fund
Calibrated Dividend Growth	11/30/13	$43,000	$0	$9,342	$0
	11/30/14	44,300	0	9,575	0
Growth Opportunities	11/30/13	40,500	0	7,398	0
	11/30/14	41,800	0	7,705	0
Small Cap Value	11/30/13	43,500	0	7,547	0
	11/30/14	40,000	0	7,705	0
Securities Trust
Alpha Strategy	10/31/13	25,000	0	7,451	0
	10/31/14	25,300	0	7,705	0
Fundamental Equity	10/31/13	44,500	0	7,840	0
	10/31/14	45,900	0	7,705	0
International Core Equity	10/31/13	49,500	0	11,286	0
	10/31/14	50,700	0	11,687	0
International Dividend Income	10/31/13	44,500	0	11,448	0
	10/31/14	46,400	0	11,687	0
International Opportunities	10/31/13	49,500	0	11,272	0
	10/31/14	51,500	0	11,687	0
Micro Cap Growth	10/31/13	35,500	0	7,356	0
	10/31/14	36,600	0	7,705	0
Micro Cap Value	10/31/13	35,500	0	7,357	0
	10/31/14	36,600	0	7,705	0
Value Opportunities	10/31/13	43,500	0	7,622	0
	10/31/14	45,300	0	7,705	0
Series Fund
Bond Debenture Portfolio	12/31/13	47,000	0	11,305	0
	12/31/14	48,000	0	11,687	0
Calibrated Dividend Growth Portfolio	12/31/13	39,500	0	9,178	0
	12/31/14	40,500	0	9,575	0
Classic Stock Portfolio	12/31/13	32,500	0	7,347	0
	12/31/14	33,300	0	7,705	0
Fundamental Equity Portfolio	12/31/13	34,500	0	7,381	0
	12/31/14	35,400	0	7,705	0
Growth and Income Portfolio	12/31/13	43,500	0	7,323	0
	12/31/14	44,500	0	7,705	0
Growth Opportunities Portfolio	12/31/13	34,500	0	7,351	0
	12/31/14	35,400	0	7,705	0
International Opportunities Portfolio	12/31/13	39,500	0	11,232	0
	12/31/14	40,500	0	11,687	0
Mid Cap Stock Portfolio	12/31/13	43,500	0	7,380	0
	12/31/14	44,600	0	7,705	0
U.S. Government Money Market
U.S. Government Money Market	6/30/14	32,000	0	4,490	0
	6/30/15	32,700	0	4,621	0

(1)	Consists of fees for audits of each Fund’s annual financial statements.

(2)	Consists of fees for assurance and related services reasonably related to the audits of each Fund’s financial statements, but which are not included in the amount for “Audit Fees.”

(3)	Consists of fees for tax compliance, tax advice, and tax reporting. Fees for the past two fiscal years ended consisted of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, and IRS Forms 1099-MISC.

(4)	Consists of any fees for services provided to each Fund not included in the previous columns.

(5)	Consists of fees for professional services relating to Deloitte issuing its consent in connection with the filing of the Fund’s registration statement amendment on Form N-1A.
C-2

The Audit Committee has approved 100% of the services listed in the table above.

The aggregate non-audit fees billed by Deloitte for services rendered to the Funds are shown above in the column titled “All Other Fees.” The aggregate non-audit fees billed by Deloitte for services rendered to Lord Abbett for the past two fiscal years were:

Fiscal Year Ended:	Non-Audit Fees(1)
September 30, 2013	$46,483
October 31, 2013	58,103
November 30, 2013	92,966
December 31, 2013	98,776
June 30, 2014	5,975
July 31, 2014	17,925
September 30, 2014	49,717
October 31, 2014	59,750
November 30, 2014	89,625
December 31, 2014	113,525
June 30, 2015	5,870
July 31, 2015	17,611

(1)	Consists of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services.

Deloitte did not bill any non-audit fees for services rendered to entities controlling, controlled by, or under common control with Lord Abbett for the past two fiscal years.

C-3

Appendix D: Shares Outstanding on the Record Date

	Affiliated	Bond Debenture	Developing Growth	Global Fund
				Emerging Markets Currency	Multi-Asset Global
Class A	9,999,999,999.999	9,999,999,999.999	9,999,999,999.999	9,999,999,999.999	9,999,999,999.999
Class B
Class C
Class F
Class I
Class P
Class R2
Class R3
Class R4
Class R5
Class R6
Total

Investment Trust
	Convertible	Core Fixed Income	Diversified Equity Strategy	High Yield	Income
Class A
Class B
Class C
Class F
Class I
Class P
Class R2
Class R3
Class R4
Class R5
Class R6
Total

Investment Trust (continued)
	Multi-Asset Balanced	Multi-Asset Growth	Multi-Asset Income	Short Duration Income	Total Return
Class A
Class B
Class C
Class F
Class I
Class P
Class R2
Class R3
Class R4
Class R5
Class R6
Total

D-1

	Mid Cap Stock	Municipal Income Fund
		CA Tax Free	High Yield Municipal	Intermediate Tax Free	National Tax Free
Class A
Class B
Class C
Class F
Class I
Class P
Class R2
Class R3
Class R4
Class R5
Class R6
Total

	Municipal Income Fund (continued)		Research Fund
	NJ Tax Free	NY Tax Free	Calibrated Dividend Growth	Growth Opportunities	Small Cap Value
Class A
Class B
Class C
Class F
Class I
Class P
Class R2
Class R3
Class R4
Class R5
Class R6
Total

Securities Trust
	Alpha Strategy	Fundamental Equity	International Core Equity	International Dividend Income	International Opportunities
Class A
Class B
Class C
Class F
Class I
Class P
Class R2
Class R3
Class R4
Class R5
Class R6
Total

D-2

	Securities Trust (continued)			US Government Money Market
	Micro Cap Growth	Micro Cap Value	Value Opportunities
Class A
Class B
Class C
Class F
Class I
Class P
Class R2
Class R3
Class R4
Class R5
Class R6
Total

Series Fund
	Bond Debenture Portfolio	Calibrated Dividend Growth Portfolio	Classic Stock Portfolio	Developing Growth Portfolio	Fundamental Equity Portfolio
Class VC

Series Fund (continued)
	Growth and Income Portfolio	Growth Opportunities Portfolio	International Opportunities Portfolio	Mid Cap Stock Portfolio
Class VC
D-3

Appendix E: Principal Shareholders

Except as set forth below, to the knowledge of the applicable Fund, as of [insert date], no person is a beneficial owner of more than five percent of the outstanding shares of any class of a Fund.

Number of Shares Beneficially
Owned as of [Record Date]
	Name and Address of		Percent of
Fund	Beneficial Owner	Number	Class
[Fund]	[Name]	Class A: [___]	Class A: [___]%
	[Address]	Class B: [___]	Class B: [___]%
		Class C: [___]	Class C: [___]%

E-1

Appendix F: Board Members’ and Executive Officers’ Aggregate Ownership of Fund Shares

As of [insert date], the Board members and the Funds’ executive officers owned, as a group, less than 1% of the issued and outstanding shares of each class of the Funds except as set forth below.

Fund	Class	Percentage of Ownership as a Group
[Fund]	Class [ ]	[ ]%

F-1

PROXY TABULATOR

P.O. BOX XXXXX

BRAINTREE, MA 02185-XXXX

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

This proxy is solicited on behalf of the Board of Directors/Trustees.

The Board of Directors/Trustees recommends you vote FOR the following proposals:

		For	Against	Abstain

1.	To approve the amendment to the fundamental investment restrictions of the Fund;

	(a) Amend fundamental investment restriction with respect to Borrowing;	☐	☐	☐

	(b) Amend fundamental investment restriction with respect to Lending;	☐	☐	☐

2.	To ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the Fund’s current fiscal year;	☐	☐	☐

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL ABOVE AND FOR ANY OTHER MATTERS AS DEEMED APPROPRIATE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS, OR RESCHEDULINGS THEREOF. PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this proxy, and date it. For information as to the voting of shares registered in more than one name, see the section titled “Additional Information-Special Requirements Applicable to Delaware Funds and Maryland Funds” in the Joint Proxy Statement. When signing the proxy as attorney-in-fact, executor, administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations. Please indicate signor’s office.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your proxy card in the

envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Joint Proxy Statement is available at www.kingproxy.com.

THE LORD ABBETT FAMILY OF FUNDS

The undersigned hereby appoints DARIA L. FOSTER, LAWRENCE H. KAPLAN, and BROOKE A. FAPOHUNDA, and each of them as proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a Joint Special Meeting of Shareholders of the Lord Abbett Family of Funds to be held at the offices of Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302-3973 on Thursday, November 5, 2015, at 9:00 a.m. (Eastern Time), including all adjournments thereof, as specified on the reverse, and in their discretion upon such other business as may properly be brought before the meeting.

Complete, sign on reverse side and return this proxy card as soon as possible.